EXHIBIT 32.1

CEO CERTIFICATION OF PERIODIC REPORT

I, Ronald J. Buschur, Chief Executive Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
the Amendment No. 1 to the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 29, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2010	By:	/s/ RONALD J. BUSCHUR
Ronald J. Buschur President and Chief Executive Officer Powerwave Technologies, Inc.